                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            June 29, 2006
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                   Citigroup Commercial Mortgage Trust 2006-C4
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-132746-01

                     Citigroup Global Markets Realty Corp.,
      PNC Bank, National Association and Barclays Capital Real Estate Inc.
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             (Exact name of the Sponsor as specified in its charter)

                  Citigroup Commercial Mortgage Securities Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-132746

Delaware                              333-132746-01               13-3439681
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(State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)

388 Greenwich Street, New York, New York                             10013
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code      (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On June 29, 2006, a pooling and servicing agreement dated as of June 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Citigroup Commercial Mortgage Securities Inc. as depositor (the "Registrant"),
Midland Loan Services, Inc. as master servicer, J.E. Robert Company, Inc. as special servicer and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2006-C4
(the "Citigroup Commercial Mortgage Trust 2006-C4"), Commercial Mortgage
Pass-Through Certificates, Series 2006-C4 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-SB, Class A-3,
Class A-1A, Class A-M, Class A-J, Class B, Class C and Class D (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-132746). The
Publicly-Offered Certificates were sold to Citigroup Global Markets Inc.
("Citigroup"), Barclays Capital Inc., PNC Capital Markets LLC, Banc of America
Securities LLC and Deutsche Bank Securities Inc. (collectively, the
"Underwriters"), pursuant to an underwriting agreement dated as of June 20, 2006
(the "Underwriting Agreement"), between the Registrant and the Underwriters.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global
Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "CGMRC Mortgage Loan Purchase
Agreement"). Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "PNC Bank
Mortgage Loan Purchase Agreement"). The remaining mortgage loan backing the
Publicly-Offered Certificates (the "BCRE Mortgage Loan"; the CGMRC Mortgage
Loans, the PNC Bank Mortgage Loans and the BCRE Mortgage Loan, collectively, the
"Mortgage Loans") was acquired by the Registrant from Barclays Capital Real
Estate Inc. ("BCRE") as seller pursuant to a mortgage loan purchase agreement dated as of June 20, 2006 (the "BCRE Mortgage Loan Purchase Agreement"; the
CGMRC Mortgage Loan Purchase Agreement, the PNC Bank Mortgage Loan Purchase
Agreement and the BCRE Mortgage Loan Purchase Agreement, collectively, the
"Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, PNC Bank or BCRE as the case may
be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on June 26, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-132746-01, for the Citigroup Commercial Mortgage Trust
2006-C4, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Citigroup Commercial Mortgage Trust 2006-C4.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 30, 2006

                                 CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

                                 By: /s/ Angela Vleck
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                                 Name:  Angela Vleck
                                 Title: Vice President

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